SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Company [X]                                   Filed by a Party other than the Company [  ]

Check the appropriate box:

  [  ]  Preliminary Proxy Statement

  [  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X]  Definitive Proxy Statement

  [  ]  Definitive Additional Materials

  [  ]  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

SILVER BUTTE MINING COMPANY

(Name of Company as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Company)

Payment of Filing Fee (Check the appropriate box):

  [  ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [  ]    $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [X]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount on which the filing fee is calculated and state how it was determined):  -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)  Proposed maximum aggregate value of transaction: n/a

5)  Total fee paid: $-0-

  [  ]      Fee paid previously with preliminary materials.

  [  ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

1)  Amount Previously Paid: n/a

2)  Form, Schedule or Registration Statement No.: n/a

3)  Filing Party: n/a

4)  Date Filed: n/a

SILVER BUTTE MINING COMPANY

Notice of 2004 Annual Meeting of Shareholders

To be Held on February 4, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Silver Butte Mining Company (the "Company"), will be held at 10:00 a.m. (PDST), on February 4, 2004, at the City Forum (418 North Third Avenue, Sandpoint, Idaho) to consider and act upon the following matters:

1.

To consider and vote upon the merger of the Company with and into its wholly-owned Nevada subsidiary;

2.

To elect five persons to the Board of Directors of the Corporation to serve for a one-year term or until his or her respective successor is elected and has qualified;

3.

To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on December 31, 2003 has been fixed as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof. Only Shareholders of record on the books of the Company at the close of business on December 31, 2003 shall be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend. You are therefore urged to complete, date and sign the accompanying Proxy and mail it in the enclosed postage-paid envelope as promptly as possible. Your Proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise.

Thank you for your cooperation.

Sincerely,

/s/ Terry McConnaughey, President

SILVER BUTTE MINING COMPANY

520 Cedar Street

Sandpoint, ID  83864

_________________________

PROXY STATEMENT

Relating to Annual Meeting of Shareholders

to be held on February 4, 2004

_________________________

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Silver Butte Mining Company (the "Company") to holders of shares of the Company's $0.05 par value Common Stock (the "Common Stock") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on February 4, 2004, and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement is first being mailed to Shareholders on or about December 31, 2003.

Management is the beneficial owner or has the authority to vote 2,234,958 shares (approximately 17.5%) of the Company’s outstanding Common Stock.  It is management's intention to vote all of its shares in favor of each matter to be considered by the Shareholders.

PURPOSES OF ANNUAL MEETING

Merger with Subsidiary

At the Annual Meeting, Shareholders entitled to vote (see "Voting at Annual Meeting") will be asked to consider and vote upon the merger of the Company with and into its wholly-owned Nevada subsidiary, Silver Butte Mining Company. If approved, the domicile of the Company will be changed from the State of Idaho to the State of Nevada (see "Merger with Subsidiary").

Election of Directors

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of five members to the Board of Directors to serve for one-year terms or until their respective successors are elected and qualified (see "Election of Directors").

Other Business

To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

As your vote is important, it is requested that you complete and sign the enclosed Proxy and mail it promptly in the return envelope provided.  Shares cannot be voted at the meeting unless the owner is present to vote or is represented by Proxy.

VOTING AT ANNUAL MEETING

1.

Record Date.  The Board of Directors of the Company has fixed the close of business on December 31, 2003, as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Annual Meeting.  At the close of business on that date, the Company had 12,760,415 and outstanding shares of Common Stock. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting.  Proxies which are submitted but are not voted for or against (because of abstention, broker nonvotes or otherwise) will be treated as present for all matters considered at the meeting.

2.

Solicitation of Proxies.  The accompanying Proxy is solicited on behalf of the Board of Directors of the Company, and the cost of solicitation will be borne by the Company.  Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of the Company  may, but do not presently intend, to solicit Proxies by mail, telephone, telegraph, or personal interviews. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the Proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of Proxies.  In such cases, the Company will reimburse such holders for their reasonable expenses.  The Company does not intend to utilize the services of an outside proxy solicitation firm.

3.

Revocation of Proxy.  Any Proxy delivered in the accompanying form may be revoked by the person executing the Proxy by written notice to that effect received by the Secretary of the Company at any time before the authority thereby granted is exercised, by execution of a Proxy bearing a later date presented at the meeting, or by attendance of such person at the Annual Meeting.

4.

How Proxies will be Voted.  Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the Proxy.  If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such Proxy will be voted FOR the merger of the Company with and into its wholly–owned Nevada subsidiary; and FOR the nominees to the Board of Directors in the election of Directors.

All shares represented by valid Proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting.  However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

5.

Voting Power.  Shareholders of the Common Stock of the Company are entitled to one vote for each share held. There is no cumulative voting for directors.

6.

Principal Shareholders.  The following table sets forth the identity of the record owners of more than five percent (5%) of the outstanding shares of any class of the Company as of  December 31, 2003:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Patrick Powers N. 20 Pines Road Spokane, WA 99214	1,000,000 shares	7.8%
Common	Terrence Dunne 601 W. Main Ave., Suite 1017 Spokane, WA 99201	1,200,000 shares	9.4%

The Company does not know of any other person who was the beneficial owner more than five percent (5%) of the Company's outstanding Common Stock as of December 31, 2003, or as of the date of the preparation of this Proxy Statement.

7.

Required Approvals.  On December 11, 2003 the Board of Directors of the Company unanimously adopted resolutions (1) to form a wholly-owned subsidiary in the State of Nevada to be called Silver Butte Company;  (2) to merge the Company with and into a wholly-owned Nevada subsidiary and thereby change the domicile of the Company from the State of Idaho to the State of Nevada; (3) to elect five persons consisting of Terry McConnaughy, Joseph Zinger, Robert J. Evans, Wayne Hohman, and Delaine Hess Gruber to the Board of Directors of the Company to serve for a one-year term or until their respective successor are elected and have qualified; and (4) that the Directors recommend that the Company’s Shareholders vote to approve each of the above matters to be submitted to the Shareholders for consideration at the Annual Meeting of Shareholders.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present.  "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. The election of Directors will be accomplished by determining the five nominees receiving the highest total votes.

The proposal to change the Company’s state of domicile from Idaho to Nevada by merging with its wholly-owned Nevada subsidiary will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon. Abstentions and broker nonvotes will have the effect of a vote against the proposal with respect changing the Company’s state of domicile.

8.

Dissenters’ Rights. There are no dissenters’ rights applicable to any matters to be considered at the Annual Meeting.

RECENT MARKET PRICES

The Company’s common stock is quoted by the Pink Sheets Quotation System under the symbol SIBM.  The following table sets forth the range of high and low bid prices as reported by the Pink Sheet Quotation System for the periods indicated.  These over-the-counter bid prices reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

                         High       Low

Quarter Ended 2/28/03               $.04        $.02

Quarter Ended 5/31/03               $.04        $.02

Quarter Ended 8/31/03               $.04        $.02

Quarter Ended 11/30/03              $.20         $.02

As of December 31, 2003, there were approximately 743 holders of record of the Company's Common Stock.

THE FOLLOWING PROPOSALS ARE SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

1.  MERGER WITH SUBSIDIARY

Upon the effective date of the Merger, the Company will be merged with and into its Nevada subsidiary, which will be the surviving company. The name of the Company will become Silver Butte Company.  Each share of the Company’s common stock currently issued and outstanding shall become one share of common stock of the Nevada subsidiary, Silver Butte Company.  After the merger, each shareholder of the Company’s common stock shall have the same number of shares in the surviving Nevada Corporation company that they had immediately before the merger.  There will be no need to exchange the shares of stock you currently hold for shares in the surviving company.

The merger of the Company with and into its wholly-owned subsidiary will have the effect of changing the domicile of the Company from the State of Idaho to the State of Nevada. The Company will thereafter be governed by the laws of the State of Nevada rather than the laws of the State of Idaho. A copy of the Plan of Merger is attached to this Proxy Statement as Exhibit I.

The Company will be governed by the articles of incorporation of the Nevada corporation, a copy of which is attached to this Proxy Statement as Exhibit II. The following discussion identifies the material differences in the capital structure between our current articles of incorporation.

Capital Structure – Common Stock.  The Company is currently authorized to issue 150,000,000 shares of its $.05 par value Common Stock, of which 12,760,415 shares were issued and outstanding and held of record by approximately 743 Shareholders as of December 31, 2003.  The surviving company will have three hundred million (300,000,000) shares of $0.001 par value Common Stock authorized.  The only shares issued and outstanding will be the 12,760,415 shares issued in the merger transaction to the Company’s current shareholders.  The change in par value is significant only in that filing fees in Nevada are based on par value.  If no par value shares exist, Nevada imputes a $10.00 per share par value.  The $0.001 par value was chosen to minimize filing fees.

Management believes that the increased number of authorized shares of Common Stock will provide the Company with an adequate supply of authorized but unissued shares of Common Stock for general corporate needs including obtaining additional financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so. At present, the Company has no commitment for the issuance of additional shares.

All shares of Common Stock are equal to each other with respect to voting, liquidation, dividend and other rights.  Owners of shares of Common Stock are entitled to one vote for each share they own at any Shareholders' meeting.  Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to Shareholders.  There are no conversion, preemptive or other subscription rights or privileges with respect to any shares.  Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Common Stock in excess of those shares outstanding will be available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult.  Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its shareholders, but in which unaffiliated shareholders may wish to participate.  In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers and their families, could prevent the majority shareholder vote required by the Company's Articles of Incorporation to effect certain matters.  Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company's book value per share and the Common Stock ownership of such person.  This may be beneficial to management in a hostile tender offer, thus having an adverse impact on shareholders who may want to participate in such tender offer.

The additional authorized shares of Common Stock would, when issued, have the same rights as the issued and outstanding existing shares of Common Stock.  Shareholders of the Company do not have preemptive rights nor will they as a result of the merger.

If the merger is approved, the additional authorized Common Stock would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or of any stock exchange upon which the Company's shares may then be listed.  It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by the merger, although the merger would increase the number of shares of Common Stock that are available for the taking of such action.

The Board of Directors has no present agreement, commitment, plan or intent to issue any of the additional shares provided for in the merger.

Capital Structure – Preferred Stock. We do not now have any class of preferred stock authorized. The articles of incorporation of the surviving company authorizes the Company to issue, from time to time as determined by the Board of Directors, up to 10,000,000 shares of Preferred Stock, with no stated value and a par value of $0.001 per share ("Preferred Shares”)

The Board of Directors is empowered without the necessity of further action or authorization by the Company's Shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules) to authorize the issuance of the Preferred Shares from time to time in one or more series or classes, and to fix by resolution the designations, preferences, limitations, and relative rights of each such series or class.  Each series or class of Preferred Shares would, as determined by the Board of Directors at the time of issuance, rank senior to the Company's shares of Common Stock with respect to dividends and redemption and liquidation rights.  Although Preferred Shares are currently authorized by the surviving company’s articles of incorporation, no shares of Preferred Stock are currently outstanding.

The Preferred Shares will provide authorized and unissued shares of preferred stock, which may be used by the Company for any proper corporate purpose.  Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations.  There are no transactions currently under review by the Board of Directors, which contemplate the issuance of Preferred Shares.

It is not possible to state the precise effects of the authorization of the Preferred Shares upon the rights of the holders of the Company's Common Stock until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of each class or series of the Preferred Shares.  Such effects might include, however:  (a) reduction of the amount otherwise available for payment of dividends on Common Stock to the extent dividends are payable on any issued Preferred Shares; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Shares had voting rights; (d) conversion of the Preferred Shares into Common Stock at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Shares.

Although the Board of Directors would authorize the issuance of additional Preferred Shares based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized Preferred Shares could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.  In addition, the Preferred Shares could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an "anti-takeover" effect, especially if Preferred Shares were issued in response to a potential takeover.  In addition, issuances of authorized Preferred Shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly.  Such an issuance could deter the types of transactions which may be proposed or could discourage or limit Shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the Shareholders, and could enhance the ability of officers and directors to retain their positions.

PROVISION	NEVADA LAW	IDAHO LAW
GENERAL
1. Courts	Nevada has a large body of statutory and case law devoted to corporate law questions.	Idaho has a large body of statutory law dealing with corporations.

DIRECTOR AND OFFICER LIABILITY

1. Director liability limitations

The articles of incorporation and NRS (Nevada Revised Statutes) 78.138 (7) limit liability of a director to the corporation and to stockholders for consequences that are a direct result of official or sanctioned actions.  Also, director or officer, unless directed otherwise by statute, is not liable for debts or liability of corporation unless acting as the alter ego of the corporation.  NRS 78.747 (1).

The IC (Idaho Code) 30-1-202 has provisions eliminating or limiting the liability of a director to the corporation or its shareholders with certain exceptions.

2. Exceptions to director liability limitations.	No limitations on liability or for intentional misconduct, fraud, or knowingly violating the law. NRS 78.138 (7)(b).

(a) The amount of a financial benefit received by a director to which he is not entitled,

(b) An intentional infliction of harm on the corporation or the shareholders,

(c) A violation of section 30-1-833, Idaho Code, or

(d)  An intentional violation of criminal law

3.Indemnification of directors and officers

NRS 78.7502 (1): A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the

Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: is not liable under NRS 78.138, acted in “good faith”, or had no reasonable cause to believe his conduct was unlawful.

IC 30-1-852, Mandatory Indemnification.

A corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

IC 30-1-851, Permissible Indemnification.

Except as otherwise provided, a corporation may indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if

    (a)  (i)  He conducted himself in good faith; and

         (ii)  He reasonably believed

              (A)  In the case of conduct in his official capacity, that his conduct was in the best interests of the corporation, and

              (B)  In all cases, that his conduct was at least not opposed to the best interests of the corporation; and

         (iii)  In the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or

    (b)  He engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation, as authorized by law.

4. Advancement of litigation expenses

The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

A corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because he is a director if he delivers to the corporation

    (a)  A written affirmation of his good faith belief that he has met the relevant standard of conduct described in section 30-1-851, Idaho Code, or that the proceeding involves conduct for which liability has been eliminated under a provision of the articles of incorporation; and

    (b)  His written undertaking to repay any funds advanced if he is not entitled to mandatory indemnification under section 30-1-852, Idaho Code, and it is ultimately determined that he has not met the relevant standard of conduct.

SALE OF ASSETS

1. Voting requirements for sales of assets.

Unless otherwise provided in the articles of incorporation, every corporation may, by action taken at any meeting of its board of directors, sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, upon such terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of stockholders holding stock in the corporation entitling them to exercise at least a majority of the voting power given at a stockholders’ meeting called for that purpose.

       Unless otherwise provided in the articles of incorporation, a vote of stockholders is not necessary:

      (a) For a transfer of assets by way of mortgage, or in trust or in pledge to secure indebtedness of the corporation; or

      (b) To abandon the sale, lease or exchange of assets.

Sale Of Assets In Regular Course Of Business And Mortgage Of Assets.

A corporation may, on the terms and conditions and for the consideration determined by the board of directors

    (a)  Sell, lease, exchange, or otherwise dispose of all, or substantially all, of its property in the usual and regular course of business;

    (b)  Mortgage, pledge, dedicate to the repayment of indebtedness, whether with or without recourse, or otherwise encumber any or all of its property whether or not in the usual and regular course of business; or

    (c)  Transfer any or all of its property to a corporation all the shares of which are owned by the corporation.

(2)  Unless the articles of incorporation require it, approval by the shareholders of a transaction described above is not required.

Sale Of Assets Other Than In Regular Course Of Business.

(1) A corporation may sell, lease, exchange or otherwise dispose of all, or substantially all, of its property, with or without the good will, otherwise than in the usual and regular course of business, on the terms and conditions and for the consideration determined by the corporation's board of directors, if the board of directors proposes and its shareholders approve the proposed transaction.

2. Amending Certificate or Articles of Incorporation

Amendment Before Issuance of Shares.

At least two-thirds of the incorporators or of the board of directors of any corporation, before issuing any stock, may amend the articles of incorporation of the corporation by signing and filing with the secretary of state a certificate amending, modifying, changing or altering the articles, in whole or in part.

Amendment After Issuance of Shares

Any corporation having stock may amend its articles of incorporation in any of the following respects:

      (a) By addition to its corporate powers and purposes, or diminution thereof, or both.

      (b) By substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation.

      (c) By increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment.

      (d) By changing the name of the corporation.

      (e) By making any other change or alteration in its articles of incorporation that may be desired.

      2.  All such changes or alterations may be effected by one certificate of amendment; but any articles of incorporation so amended, changed or altered, may contain only such provisions as it would be lawful and proper to insert in original articles of incorporation, pursuant to NRS

78.035 and 78.037, if the original articles were executed and filed at the time of making the amendment.

Procedure for Amending Articles after issuing stock,

      (a) The board of directors must adopt a resolution setting forth the amendment proposed and declaring its advisability, and either call a special meeting of the stockholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment.

      (b) At the meeting, of which notice must be given to each stockholder entitled to vote pursuant to the provisions of this section, a vote of the stockholders entitled to vote in person or by proxy must be taken for and against the proposed amendment. If it appears upon the canvassing of the votes that stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation, have voted in favor of the amendment, an officer of the corporation shall sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted.

      2.  If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof.

      3.  Provision may be made in the articles of incorporation requiring, in the case of any specified amendments, a larger proportion of the voting power of stockholders than that required by this section.

  Amendment Before Issuance of Shares.

 If a corporation has not yet issued shares, its incorporators or board of directors may adopt amendments to the corporation's articles of incorporation.

Amendment After Issuance of   Shares

Amendment By Board Of Directors.

Unless the articles of incorporation provide otherwise, a corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action

 (1)  To extend the duration of the corporation if it was incorporated at a time when limited duration was required by law;

 (2)  To delete the names and addresses of the initial directors;

 (3)  To delete the name and address of the initial registered agent or registered office, if a statement of change is on file or if an annual report has been filed with the secretary of state;

 (4)  To change each issued and unissued authorized share of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding;

 (5)To change the corporate name  by substituting "corporation," "incorporated," "company," "limited," or the abbreviation "corp.," "inc.," "co.," or "ltd.," for a similar word or abbreviation in the name, or by adding, deleting or changing a geographical attribution for the name;

 (6)  To reduce the number of authorized shares solely as a result of a cancellation of treasury shares; or

 (7)  To make any other change expressly permitted by law to be made without shareholder action.

Amendment By Board of Directors and Shareholders.

(1) A corporation's board of directors may propose one or more amendments to the articles of incorporation for submission to the shareholders.

 (2)  For the amendment to be adopted

    (a)  The board of directors must recommend the amendment to the shareholders unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment; and

    (b)  The shareholders entitled to vote on the amendment must approve the amendment .

 (3)  The board of directors may condition its submission of the proposed amendment on any basis.

 (4)  The corporation shall notify each shareholder, whether or not entitled to vote, of the proposed shareholders' meeting in  accordance with section 30-1-705, Idaho Code. The notice of meeting must also state that the purpose, or one (1) of the purposes, of the meeting is to consider the proposed amendment and contain or be accompanied by a copy or summary of the amendment.

 (5)  Unless this chapter, the articles of incorporation, or the board of directors require a greater vote or a vote by voting groups, the amendment to be adopted must be approved by

    (a)  A majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights; and

    (b)  The votes required by sections 30-1-725 and 30-1-726, Idaho Code, by every other voting group entitled to vote on the amendment.

ELECTIONS; PROCEDURAL MATTERS

1. Preemptive rights

As to corporations formed before October 1, 1991; preemptive rights exist, limited by the articles of incorporation or statute. As to corporations formed after October 1, 1991; preemptive rights do not exist except to the extent that the articles of incorporation provide.

The shareholders of a corporation do not have a preemptive right to acquire the corporation's unissued shares except to the extent the articles of incorporation so provide.

2. Cumulative voting

Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide..

Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

3. Removal of directors

Except as otherwise provided by statute, any director or one or more of the incumbent directors may be removed from office by the vote of stockholders representing not less than two/thirds of the voting power of the issued and outstanding stock entitled to voting power.

In the case of corporations which have provided in their articles of incorporation for the election of directors by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office at any one time or as the result of any one transaction under the provisions of this section except upon the vote of stockholders owning sufficient shares to prevent each director’s election to office at the time of removal.

The articles of incorporation may require the concurrence of more than two-thirds of the voting power of the issued and outstanding stock entitled to voting power in order to remove one or more directors from office.

All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.

The shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.

If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal.  If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

4. Written consent in lieu of shareholder meeting

Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

5. Board quorum

Unless the articles of incorporation or the bylaws provide for a greater or lesser proportion, a majority of the board of directors of the corporation then in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business, and the act of directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the board of directors.

Unless the articles of incorporation or the bylaws provide for a greater or lesser proportion, a majority of the board of directors of the corporation then in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business, and the act of directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the board of directors

Tax Aspects

It is management’s belief that pursuant to the Internal Revenue Code Section 368 (a)(1)(F), this change of domicile from Idaho to Nevada will qualify as a tax free exchange as a mere change in identity, form or place of incorporation of one corporation, however effected.

Assuming that the merger of the Company into its wholly-owned subsidiary qualifies as a reorganization within the meaning of Section 368(a) of the Code:

•

No gain or loss will be recognized by a Shareholder of the Company as a result of the merger with respect to shares of the Company converted solely into shares of the surviving company;

•

The tax basis of the shares of stock of the surviving company received by the Company’s Shareholders will be the same as the tax basis of the Company’s stock exchanged therefor;

•

The holding period of the surviving company stock received by the Company’s Shareholders in the merger will include the period during which the Company’s stock surrendered in exchange therefor were held, provided that such shares of the Company were held as capital assets at the effective date of the merger.

No Opinion of Counsel and Advice to Seek Own Tax Adviser

Neither the Company nor the nominees for Director have sought an opinion of counsel with respect to the tax consequences of the transactions to be considered at the meeting. The Company and the nominees do not believe that the reincorporation in Nevada will have any tax consequences to the Company's Shareholders. Shareholders are advised to consult with their own tax advisers or counsel if they have any questions regarding the tax aspects of the transaction.

Board Recommendation

The proposal to merge the Company with its wholly-owned Nevada subsidiary will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon. The Board of Directors recommends a vote FOR the change of the Company’s state of domicile from Idaho to Nevada.

2.  ELECTION OF DIRECTORS

At the meeting, five (5) Directors are to be elected who shall hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been elected and qualified. There are no standing audit, nominating or compensation committees of the Board of Directors.

The Proxies appointed in the accompanying Proxy intend to vote, unless directed to the contrary therein, in their discretion, for the election to the Board of Directors of the three persons named below, all of whom management believes are willing to serve the Company in such capacity.  However, if any nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that substitute nominees are designated, the Proxies in their discretion intend to vote for all or a lesser number of such other nominees.

The nominees for Directors, together with certain information with respect to them, are as follows:

Name	Age	Affiliation with Registration	Expiration of Term
Terry McConnaughey	69	President, Director	Annual meeting
Joseph Zinger	64	Vice President, Director	Annual meeting
Robert J. Evans	78	Secretary/Treasurer, Director	Annual meeting
Wayne Hohman	63	Director	Annual meeting
Delaine Hess Gruber	41	Director	Annual meeting

John T. (Terry) McConnaughey:  Mr. McConnaughey was Sagle Fire District Commissioner from 1998 to 2000.  In the Spring of 2001, he was appointed to Sandpoint Airport Advisory as Director for a four (4) year term.  Mr. McConnaughey became a member of the board of directors of Silver Butte in 1996, and elected President in March 2001.

Elmer J. (Joe) Zinger, Vice President:  Mr. Zinger was employed as a construction foreman at Hidden Lakes Golf Course since 1991.  Mr. Zinger was appointed to the Board of Directors of Silver Butte in 1992, and elected Vice President in Spring of 2001.

Robert J. Evans, Secretary/Treasurer:  He has been a director of the Company for the past 21 years and secretary/treasurer of the Company for the past 13 years.

Wayne A. Hohman, Director:  Mr. Hohman retired from teaching in 1996 after twenty-nine years.   He then became involved in land and timber management.   He was appointed to the Board of Directors in 1996.

Delaine Hess Gruber, Director:  Ms. Gruber has been a certified public accountant and has worked for an international public accounting firm for over eighteen years.  She was appointed to the Board of Directors in 2003.  Ms. Gruber is the president of the Columbia Stock Transfer Company, the Company’s transfer agent.   Her firm, Delaine Hess Gruber, CPA provides accounting services for the Company.  Ms. Gruber is also a director and president of Mineral Mountain Mining and Milling Company.

Compensation of Directors and Officers

The following table sets forth, for the fiscal years ended August 31, 2003, 2002, and 2001 compensation paid by the Company to executives for work performed for the benefit of the Company. The Company has provided no stock options, warrants, or stock appreciation rights.  There are no other employment contracts or incentive pay agreements with the officers and/or directors, who are paid on an hourly basis for work performed according to the terms and rates approved by the Board of Directors.

		Annual Compensation			Long Term Compensation
Name/Title	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards	Options SARS (#)	LTIP payouts ($)	All Other Compensation
Terry McConnaughey, Pres, Dir.	2001	---	---	---	---	---	---	---
Terry McConnaughey, Pres, Dir.	2002	---	---	$2,000[4]	---	---	---	$4,300 [1]
Terry McConnaughey, Pres, Dir.	2003	---	---	---	---	---	---	3,000 [5]

E. Joseph Zinger, Vice Pres, Dir.	2001	---	---	---	---	---	---	---
E. Joseph Zinger, Vice Pres, Dir.	2002	---	---	2,000[4]	---	---	---	667[1]
E. Joseph Zinger, Vice Pres, Dir.	2003	---	---	---	---	---	---	3,000 [5]

Robert J. Evans, Sec/Treas, Dir.	2001	---	---	---	---	---	---	---
Robert J. Evans, Sec/Treas, Dir.	2002	---	---	3,000[4]	---	---	---	2,131[1]
Robert J. Evans, Sec/Treas, Dir.	2003	---	---	---	---	---	---	3,000 [5]

Wayne Hohman, Dir	2001	---	---	---	---	---	---	---
Wayne Hohman, Dir	2002	---	---	2,000[4]	---	---	---	688[1]
Wayne Hohman, Dir	2003	---	---	---	---	---	---	3,000 [5]

Donald L. Hess, Dir	2001	---	---	---	---	---	---	3,419 [2]
Donald L. Hess, Dir	2002	---	---	400[4]	---	---	---	4,645 [2]
Donald L. Hess, Dir	2003	---	---	---	---	---	---	3,064 [2]

Delaine Hess Gruber, Dir	2003	---	---	---	---	---	---	3,000 [5] 6,126 [2] 3,180[3]

R. Richard Rice, Dir	2001	---	---	---	---	---	---	---

_____________________

[1]  Officers and Directors Fees associated with annual meeting and proxy solicitation.

[2]  The Company paid the Columbia Stock Transfer Company $6,126, $1,562 and $1,994 for stock transfer services and proxy services during the year ended August 31, 2003, 2002 and 2001, respectively.  The president of The Columbia Stock Transfer Company was Donald Hess, director, until his death on April 23, 2003 and then Delaine Hess Gruber, a director since May 31, 2003.   The Company also paid the Donald L. Hess P.A. accounting firm $3,064, $3,083 and $1,425 for services during the years ended August 31, 2003, 2002 and 2001 respectively. In addition the Company issued the Columbia Stock Transfer Company 186,667 shares of capital stock during the year ended August 31, 2001 pursuant to a 1993 agreement.

[3] The Company paid the Delaine Hess Gruber C.P.A. accounting firm $3,180 for services during the year ended August 31, 2003.   Of this amount, $2,500 was paid in the form of 125,000 shares of the Company’s unregistered common stock.

[4]  The Company issued stock to its directors to compensate them for directors fees that had not been paid for several years.    The number of shares issued, based upon length of service, were as follows:  McConnaughy – 100,000 shares, Zinger – 100,000 shares, Evans – 150,000 shares, Hohman – 100,000 shares, Donald L. Hess – 20,000 shares.  These shares were valued at the two cent per share bid price on the date of issuance.

[5]  During the year ended August 31, 2003, the Company paid $3,000 to each director for directors fees.

Board Committees

The Company does not have any standing audit or nominating or compensation committees. The entire board performs the functions of the Audit, Nominating and Compensation Committees.

Terry McConnaughy, Joseph Zinger, Robert J. Evans, Wayne Hohman, and Delaine Hess Gruber comprising the entire Board of Directors, performs the functions of the Audit Committee, recommends a firm of independent certified public accountants to audit the annual financial statements, discusses with the auditors and approves in advance the scope of the audit, reviews with the independent auditors their independence, the financial statements and their audit report, reviews management's administration of the system of internal accounting controls, and reviews the Company's procedures relating to business ethics. The Company does not currently have a written audit committee charter.

The following audit related disclosure includes (where applicable) information regarding the Company’s predecessor.

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements for the fiscal years ended August 31, 2003 and 2002 and the review for the financial statements included in the Company’s Forms 10Q during the fiscal year ended August 31, 2003 was $12,059.

Audit Related Fees

The Company incurred no fees during the last two fiscal years for assurance and related services by the Company’s principal accountant  that were reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

The Company incurred no fees during the last two fiscal years for professional services rendered by the Company’s principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

The Company incurred no other fees during the last two fiscal years for products and services rendered by the Company’s principal accountant.

Audit Committee Pre-approval Policies and Procedures

The Company has adopted pre-approval policies and procedures for the Audit Committee.

Board Recommendation

The Board of Directors recommends a vote FOR each nominee to the Board of Directors.

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals for 2005 Annual Meeting

The Company will review shareholder proposals intended to be included in the Company’s proxy materials for the 2005 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than June 15, 2005 (unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials).  Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Company.  The Company will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

Other Business

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  However, should other business properly be brought before the Annual Meeting, the proxies will be voted thereon in the discretion of the persons acting thereunder.

By Order of the Board of Directors

/s/  Terry McConnaughey , President

PROXY

Silver Butte Mining Company

520 Cedar Street

Sandpoint, ID  83864

The undersigned hereby appoints Terry McConnaughy and Robert J. Evans, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Silver Butte Mining Company held on record by the undersigned on December 31, 2003 at the 2004 Annual Meeting of Shareholders to be held on February 4, 2004 or any adjournment thereof

1.

Change of domicile from Idaho to Nevada  (merger with wholly-owned Nevada subsidiary):

          for [  ]     against  [  ]  abstain  [  ]

2.

Election of directors:    for each nominee listed below [   ]   (To withhold authority for proxies to vote for any nominees listed below cross out such persons name.)

Terry McConnaughy

Joseph Zinger

Robert J. Evans

Wayne Hohman

Delaine Hess Gruber

3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.  yes  [  ]  no  [  ]

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted for each proposal.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

SIGNATURE

______________________________________________________________________

DATED:  __________________________

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Exhibit 1

PLAN OF MERGER

This Plan of Merger is made and entered into this 11th day of December, 2003, by and between Silver Butte Mining Company, an Idaho corporation ("Silver Butte Idaho"), and Silver Butte Company, a Nevada corporation ("Silver Butte Nevada" or the "Surviving Corporation").

RECITALS

•

Silver Butte Idaho is a corporation organized and existing under the laws of the State of Idaho and has authorized capital stock consisting of 150,000,000 shares of $0.05 par value common stock, of which 12,760,415 shares are issued and outstanding, and held by approximately 743 shareholders of record.

•

Silver Butte Nevada is a corporation organized and existing under the laws of the State of Nevada and has authorized capital stock consisting of 300,000,000 shares of common stock with $0.001 par value, of which 100 shares are issued and outstanding, and held by Silver Butte Idaho and 10,000,000 shares of preferred stock with no stated value and $0.001 par value, of which no shares are issued and outstanding.

•

The Boards of Directors of Silver Butte Idaho and Silver Butte Nevada, respectively, deem it advisable for Silver Butte Idaho to merge with and into Silver Butte Nevada.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Silver Butte Idaho and Silver Butte Nevada hereby agree to the following Plan of Merger:

Names of Constituent Corporations. Silver Butte Idaho will merge with and into Silver Butte Nevada. Silver Butte Nevada will be the Surviving Corporation.

Terms and Conditions of Merger. The effective date of merger shall be the last date upon which the Articles of Merger are filed with the Secretary of State of the State of Idaho and the State of Nevada. Upon the effective date of the merger, the separate corporate existence of Silver Butte Idaho shall cease; title to all real estate and other property owned by Silver Butte Idaho or Silver Butte Nevada shall be vested in Silver Butte Nevada without reversion or impairment; and the Surviving Corporation shall have all liabilities of Silver Butte Idaho and Silver Butte Nevada. Any proceeding pending by or against Silver Butte Idaho or Silver Butte Nevada may be continued as if such merger did not occur, or the Surviving Corporation may be substituted in the proceeding for Silver Butte Idaho.  Each share of Silver Butte Idaho issued and outstanding immediately prior to the effective date shall automatically become one share of Silver Butte Nevada.

Governing Law. The laws of the State of Nevada shall govern the Surviving Corporation.

Name. The name of the Surviving Corporation shall be Silver Butte Mining Company, a Nevada corporation.

Registered Office. The address of the registered office of the Surviving Corporation shall be  502 E. John Street, Room E, Carson City, NV 89706.

Accounting. The assets and liabilities of Silver Butte Idaho and Silver Butte Nevada (collectively the "Constituent Corporations") as of the effective date of the merger shall be taken up on the books of the Surviving Corporation at the amounts at which they are carried at that time on the respective books of the Constituent Corporations.

Articles of Incorporation. The Articles of Incorporation of Silver Butte Nevada shall constitute the Articles of Incorporation of the Surviving Corporation.

Bylaws. The Bylaws of Silver Butte Nevada as of the effective date of the merger shall be the Bylaws of the Surviving Corporation until the same shall be altered or amended in accordance with the provisions thereof.

Directors. The directors of Silver Butte Idaho as of the effective date of the merger shall be the directors of the Surviving Corporation until their respective successors are duly elected and qualified.

Manner and Basis of Converting Shares. As of the effective date of the merger:

•

Each share of Silver Butte Idaho common stock issued and outstanding shall become one share of common stock of Silver Butte Nevada, the Surviving Corporation.

•

The Surviving Corporation shall convert or exchange each share of Silver Butte Idaho common stock for one share of the common stock of the Surviving Corporation.

•

Any shares of stock of Silver Butte Idaho in the treasury of Silver Butte Idaho on the effective date of the merger shall be surrendered to the Surviving Corporation for cancellation, and no shares of the Surviving Corporation shall be issued in respect thereof.

•

On the effective date of the merger, holders of certificates of common stock in Silver Butte Idaho shall surrender them to the Surviving Corporation, or its appointed agent, in such manner as the Surviving Corporation legally shall require. Upon receipt of such certificates, the Surviving Corporation shall issue in exchange therefor a certificate of shares of common stock in the Surviving Corporation representing the number of shares of stock to which such holder shall be entitled as set forth above.

•

In addition, such shareholders shall be entitled to receive any dividends on such shares of common stock of the Surviving Corporation that may have been declared and paid between the effective date of the merger and the issuance to such shareholder of the certificate of such common stock.

Shareholder Approval. This Plan of Merger shall be submitted to the shareholders of Silver Butte Idaho and Silver Butte Nevada for their approval in the manner provided under the applicable laws, at meetings to be held on or before February 4, 2003, or at other such time as the Boards of Directors of Silver Butte Idaho and Silver Butte Nevada shall agree. After approval by a vote of the holders of a majority of the Silver Butte Idaho shares entitled to vote thereon and the holders of the majority of the Silver Butte Nevada shares entitled to vote thereon, if any, of each voting group, and the approval by a vote of the holders of a majority of the Silver Butte Idaho shares entitled to vote thereon and the holders of a majority of the Silver Butte Nevada shares entitled to vote thereon, if any, of each voting group, Articles of Merger shall be filed as required under the laws of the States of Idaho and Nevada.

Termination of Merger. This merger may be abandoned at any time prior to the filing of Articles of Merger with the Secretary of State, upon a vote of a majority of the Board of Directors of both Silver Butte Idaho and Silver Butte Nevada. If the merger is terminated, there shall be no liability on the part of either Constituent Corporation, their respective Boards of Directors, or shareholders.

Counterparts. This Plan of Merger may be executed in any number of counterparts, and all such counterparts and copies shall be and constitute an original instrument.

IN WITNESS WHEREOF, this Plan of Merger has been adopted by the undersigned corporations as of this 11th day of December, 2003.

Silver Butte Mining Company, an Idaho corporation

By  /s/ Terry McConnaughey, President

Silver Butte Company, a Nevada corporation

By  /s/ Terry McConnaughey, President

Exhibit 2

ARTICLES OF INCORPORATION

OF

SILVER BUTTE COMPANY

The undersigned hereby executes the following Articles of Incorporation for the purpose of forming a corporation under the provisions of the laws of the State of Nevada pursuant to NRS 79.

ARTICLE I - Name

The name of the corporation is Silver Butte Company.

ARTICLE II - Purpose

The purpose of this corporation shall be to transact any and all lawful business for which corporations may be incorporated under the laws of the State of Nevada, in general, to have and exercise all the powers conferred by the laws of Nevada upon corporations and to do any and all things hereinbefore set forth to the same extent as natural persons might or could do.

ARTICLE III - Duration

This corporation shall be of perpetual duration.

ARTICLE IV - Authorized Capital Stock

The authorized capital stock of the corporation shall consist of two (2) classes of stock, designated as Common Stock and Preferred Stock.

The total number of shares of Common Stock that the corporation will have authority to issue is three hundred million (300,000,000) shares.  The shares shall have par value of $.001 per share.  All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the corporation will have authority to issue is ten million (10,000,000) shares.  The Preferred Stock shall have no stated value and par value of $.001 per share.  The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distribution of assets of the corporation in the event of liquidation, dissolution, or winding-up of the corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the corporation among its stockholders for the purpose of winding-up its affairs.  The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

ARTICLE V - Preemptive Rights

Stockholders of this corporation will have no preemptive rights to acquire additional shares issued by the corporation, or any securities convertible into, or carrying or evidencing any rights or option to purchase, any such shares.

ARTICLE VI - Voting

The holders of any of the corporation's capital stock shall possess voting power for the election of directors and for all other purposes, subject to such limitations as may be imposed by law and by any provision of the Articles of Incorporation in the exercise of their voting power.  Cumulative voting for the election of directors is hereby expressly prohibited.  The holders of Common Stock shall be entitled to one vote for each share held.  All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

ARTICLE VII - Board of Directors

The initial Board of Directors of this corporation shall consist of five (5) directors.  The number of directors constituting the Board of Directors of this corporation may be increased or decreased from time to time in the manner specified in the Bylaws of this corporation; provided, however, that the number shall not be less than three (3) or more than eleven (11).  All vacancies in the Board of Directors, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum.

ARTICLE VIII - Director Liability

A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for conduct as a director, except for liability of the director for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director; (ii) conduct which violates Chapter 78.300 of the Nevada Revised Statutes, pertaining to unpermitted distributions to stockholders; or (iii) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. If the laws of the State of Nevada are amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted thereunder, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE IX - Indemnification

The corporation is authorized to indemnify, agree to indemnify or obligate itself to advance or reimburse expenses incurred by its Directors, Officers, employees or agents to the full extent of the laws of the State of Nevada as may now or hereafter exist.

ARTICLE X - Bylaws

Subject to the power of stockholders to amend or repeal, the Board of Directors of this corporation shall have the power to enact and amend such Bylaws defining the powers and duties of the officers of the corporation and providing for such other matters in relation to its affairs as they may deem necessary and convenient, provided the same are not out of harmony with the laws of the State of Nevada or these Articles of Incorporation.

ARTICLE XI - Action by Majority Consent of Stockholders

Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

ARTICLE XII - Amendments

The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on the stockholders herein are granted subject to this reservation.

ARTICLE XIII - Directors

The initial Board of Directors of this corporation consists of five (5) director. The name and address of such director is as follows:

Terry McConnaughey

P.O. Box 644

Sandpoint, ID  83864

Joseph Zinger
105 N First Avenue  #205
Sandpoint ID 83864

Robert Evans
Po Box 178
Ponderay, ID 83852

Wayne Hohman
311 Montgomery
Post Falls, ID 83854

Delaine Hess Gruber

P.O. Box 2196

Coeur d’Alene, ID  83814

ARTICLE XIV - Incorporator

The name and address of the incorporator is as follows:

Terry McConnaughey

P.O. Box 644

Sandpoint, ID  83864

ARTICLE XV - Registered Agent

The name of the registered agent of this corporation is CSC Services of Nevada, Inc.

ARTICLE XVI - Registered Office

The post office address of the registered office of this corporation is 502 E. John Street, Room E, Carson City, NV 89706.

Dated this 11th day of December, 2003.

Terry  McConnaughey, Incorporator